UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2011

EZCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders
On February 9, 2011, the sole holder of the company’s Class B Voting Common Stock re-elected the following persons to serve on the company’s Board of Directors: Joseph J. Beal, Sterling B. Brinkley, Pablo Lagos Espinosa, William C. Love, Thomas C. Roberts, Paul E. Rothamel and Richard D. Sage. Each of such persons was previously serving on the Board of Directors, and as a result of his re-election, each shall serve an additional one-year term until the next annual meeting of stockholders (or, if earlier, until his death, removal or resignation).
On February 9, 2011, the sole holder of the company’s Class B Voting Common Stock approved the EZCORP, Inc. Incentive Compensation Plan (the “ICP”), which is effective for fiscal 2011 and future years. The ICP, which is described in, and attached as an exhibit to, the company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, provides for the payment of annual bonuses to the company’s executive officers and other key employees, subject to the achievement of specified performance objectives. The approval by the company’s voting stockholder constitutes shareholder approval of the specified “Performance Measures” for purposes of Section 162(m) of the Internal Revenue Code.
On February 9, 2011, there were 2,970,171 shares of the company’s Class B Voting Common Stock outstanding, all of which are held by MS Pawn Limited Partnership.
Item 7.01 — Regulation FD Disclosure
On February 9, 2011, the company held its Annual Meeting of Stockholders. The company’s publicly-traded Class A Non-Voting Common Stock is not entitled to vote on any matters, and thus, no proposals or other matters were presented for voting at the meeting. Management did, however, review the company’s financial and operating results and discussed plans and initiatives for the future. A copy of the presentation materials is posted in the Investor Relations section of the company’s website at www.ezcorp.com.
The information set forth, or referred to, in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Item 7.01 of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	EZCORP, Inc. Incentive Compensation Plan (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2010, Commission File No. 0-19424)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.
Date: February 11, 2011	By:	/s/ Thomas H. Welch, Jr
Thomas H. Welch, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

10.1	EZCORP, Inc. Incentive Compensation Plan (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2010, Commission File No. 0-19424)

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